ForeRetirement Variable Annuity

Supplement dated January 31, 2018 to your

Prospectus dated May 1, 2017

Goldman Sachs Strategic Income Fund

On December 13, 2017, the Board of Trustees of Goldman Sachs Variable Insurance Trust (“Goldman Sachs”) approved a proposal to liquidate the Goldman Sachs Strategic Income Fund on or about April 27, 2018 (the “Liquidation Date”).

Sub-Account Close

On or about the close of business on April 20, 2018:

•                  You will no longer be able to allocate new Premium Payments or make Sub-Account transfers to the Goldman Sachs Strategic Income Fund, including transfers via InvestEase, any of the Dollar Cost Averaging programs, or Asset Rebalancing.

•                  If any portion of your future Premium Payments is allocated to the Goldman Sachs Strategic Income Fund Sub-Account, you must redirect that allocation to another Sub-Account available under your Contract.

Sub-Account Liquidation

On or about the close of business on April 27, 2018:

•                  Contract Value.  If any of your Contract Value is invested in the Goldman Sachs Strategic Income Fund Sub-Account, the Contract Value will be automatically transferred into the Invesco V.I. Government Money Market Fund Sub-Account.  You may transfer any Contract Value in the affected Sub-Account to other investment options currently available under your Contract prior to the Liquidation Date;

•                  Enrollments.  If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that includes transfers of Contract Value in or out of the Goldman Sachs Strategic Income Fund Sub-Account, your enrollment will automatically be updated to reflect the Invesco V.I. Government Money Market Fund Sub-Account;

•                  Sub-Account Transfer Rule.  The transfer of your Contract Value from the Goldman Sachs Strategic Income Fund Sub-Account as a result of the liquidation will not be counted against any limitation on the number of transfers that may be performed.

Upon completion of the proposed liquidation, all information and references to the Goldman Sachs Strategic Income Fund are deleted from your prospectus.

This Supplement Should be Retained for Future Reference.

FR-013118-FL